AMENDMENT NUMBER THREE
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        This AMENDMENT NUMBER THREE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of August 11, 2004, by and among WELLS FARGO FOOTHILL, INC., a California corporation (“Agent”), as Agent for the Lenders, the lenders identified on the signature pages hereof (the “Lenders”, and together with Agent, the “Lender Group”), ACME TELEVISION, LLC, a Delaware limited liability company (“Borrower”), and ACME COMMUNICATIONS, INC., a Delaware corporation (“Parent”), the Guarantors, and the Parent Guarantors, with reference to the following:

        WHEREAS, Borrower and Parent entered into that certain Amended and Restated Loan and Security Agreement, dated as of August 8, 2003, as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement, dated as of December 31, 2003 and by that certain Amendment Number Two to Amended and Restated Loan and Security Agreement, dated as of May 21, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), with the Lender Group pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower;

        WHEREAS, Borrower, Parent, the Guarantors, and the Parent Guarantors have requested that the Lender Group agree to certain amendments with respect to the Loan Agreement;

        WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to provide the amendments requested by Borrower, Parent, the Guarantors, and the Parent Guarantors.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     Defined Terms. All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

2.     Amendments to the Loan Agreement.

    (b)        Section 7.22(a)(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(i) Minimum EBITDA. EBITDA, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto;

Applicable Amount	Applicable Period
($1,250,000)	For the 3 month period ending September 30, 2003
($1,625,000)	For the 6 month period ending December 31,2003
($2,600,000)	For the 9 month period ending March 31,2004
($1,500,000)	For the 12 month period ending June 30, 2004
($2,000,000)	For the 12 month period ending September 30, 2004
($1,750,000)	For the 12 month period ending December 31, 2004
$3,580,000	For the 12 month period ending March 31, 2005
$5,220,000	For the 12 month period ending June 30, 2005
$6,600,000	For the 12 month period ending September 30, 2005
$8,150,000	For the 12 month period ending December 31, 2005
$8,935,000	For the 12 month period ending March 31, 2006
$9,275,000	For the 12 month period ending June 30, 2006

    (b)        Section 7.22(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(ii) Tangible Net Worth. Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

Applicable Amount	Applicable Date
($6,150,000)	September 30, 2003
($9,700,000)	December 31, 2003
($14,300,000)	March 31, 2004
($13,500,000)	June 30, 2004
($21,500,000)	March 31, 2005
($22,400,000)	June 30, 2005
($23,800,000	September 30, 2005
($23,300,000)	December 31, 2005
($25,800,000)	March 31, 2006
($26,200,000)	June 30, 2006

    (b)        Section 7.22(a)(iii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(iii) Indebtedness to EBITDA. A ratio of (a) Total Debt to (b) EBITDA of not greater than the ratio set forth in the following table for the applicable period set forth opposite thereto:

Applicable Ratio	Applicable Period
(36.1:1.0)	For the 3 month period ending September 30, 2003
(30.9:1.0)	For the 6 month period ending December 31,2003
(20.3:1.0)	For the 9 month period ending March 31,2004
(34.9:1.0)	For the 12 month period ending June 30, 2004
15.7:1.0	For the 12 month period ending March 31, 2005
10.7:1.0	For the 12 month period ending June 30, 2005
8.3:1.0	For the 12 month period ending September 31, 2005
6.0:1.0	For the 12 month period ending December 31, 2005
5.9:1.0	For the 12 month period ending March 31, 2006
5.6:1.0	For the 12 month period ending June 30, 2006

3.     Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Agent in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)   Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)   Agent shall have received, for the benefit of the Lenders in accordance with their respective Pro Rata Shares, an amendment fee of $25,000; provided that such fee shall be applied to the up-front fees charged by the Lenders in connection with the restructure of the Loan Agreement currently being discussed among the parties (the “Proposed Restructure”) so long as Proposed Restructure closes by September 30, 2004;

(c)   The representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(d)   After giving effect to this Amendment, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof.

(e)   No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Parent, Agent or any Lender, or any of their respective Affiliates.

4.     Representations and Warranties. Each of Borrower, Parent, each Guarantor, and each Parent Guarantor hereby represent and warrant to the Lender Group that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority binding on it, or of the terms of its Governing Documents, or of any material contract or material undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended hereby, constitute its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles, or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally, and (c) this Amendment has been duly executed and delivered by it.

5.     Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

6.     Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7.     Effect on Loan Documents.

(a)   The Loan Agreement and each of the other Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Documents, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

(b)   Upon and after the effectiveness of this Amendment, each reference in the Loan Documents to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

8.     Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference hereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

9.     Exclusivity. In consideration of the accommodations provided in this Amendment, Borrower and Parent represent and warrant that they have suspended discussions with other lenders with respect to the Proposed Restructure and agree to work exclusively with Agent and the Lenders to complete the Proposed Restructure so long as the Proposed Restructure closes by September 30, 2004.

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

ACME TELEVISION, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME COMMUNICATIONS, INC., a Delaware corporation /s/Thomas D. Allen Name: Thomas D Allen Title: Executive Vice President & Cheif Financial Officer
ACME INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D Allen Title: Executive Vice President & Cheif Financial Officer
ACME INTERMEDIATE FINANCE, INC., a Delaware corporation /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME SUBSIDIARY HOLDINGS II, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME SUBSIDIARY HOLDINGS III, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF FLORIDA, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF ILLINOIS, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF NEW MEXICO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF OHIO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF OREGON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF TENNESSEE, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF UTAH, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION OF WISCONSIN, LLC, a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF FLORIDA, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF ILLINOIS, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF NEW MEXICO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF OHIO, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF OREGON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF TENNESSEE, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF UTAH, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF WISCONSIN, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION MADISON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
ACME TELEVISION LICENSES OF MADISON, LLC a Delaware limited liability company /s/Thomas D. Allen Name: Thomas D. Allen Title: Executive Vice President & Cheif Financial Officer
WELLS FARGO FOOTHILL, INC. a California Corporation, as Agent and as a Lender /s/James K. Downey Name: James K. Downey Title: Vice President
GENERAL ELECTRIC CAPITAL CORPORATION a Delaware corporation, as a Lender /s/Steven J. Heise Name: Steven J Heise Title: Duly Authorized Signatory